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                                                                  EXHIBIT 10.T.5


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                                 AMENDMENT NO. 2

                          dated as of December 29, 1998


                                     to the

                          TRUST AND SERVICING AGREEMENT
                                      among
               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
                                     (Trust)
                  FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P.
                                   (Depositor)
                           FINOVA CAPITAL CORPORATION
                                (Loan Originator)
                           FINOVA CAPITAL CORPORATION
                                   (Servicer)
                           FINOVA CAPITAL CORPORATION
                               (Transfer Obligor)
                                       and
                            WILMINGTON TRUST COMPANY
                                 (Owner Trustee)

               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
               COMMERCIAL MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                          Dated as of September 1, 1998

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                                 AMENDMENT NO. 2
                                     TO THE
                          TRUST AND SERVICING AGREEMENT


                          dated as of December 29, 1998

                  AMENDMENT NO. 2 TO THE TRUST AND SERVICING AGREEMENT, dated as of December 29, 1998 ("Amendment No. 2") to that certain Trust and Servicing Agreement, dated as of September 1, 1998 (the "Trust and Servicing Agreement") among FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, a Delaware business trust (the "Trust"), FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P., a Delaware limited partnership, as Depositor (the "Depositor"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Loan Originator (the "Loan Originator"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Transfer Obligor (the "Transfer Obligor"), FINOVA CAPITAL CORPORATION, as Servicer (the "Servicer") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee on behalf of the Certificateholders (in such capacity, the "Owner Trustee").

                             PRELIMINARY STATEMENTS

                   WHEREAS, the parties hereto have entered into the Trust and Servicing Agreement, whereby the Owner Trust Estate was conveyed to the Trustee;

                   WHEREAS, Section 17.02 provides the Trust and Servicing Agreement may be amended in writing by the parties thereto; and

                   WHEREAS the parties hereto wish to make certain amendments to the Trust and Servicing Agreement;

                   NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                   1. Definitions. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Trust and Servicing Agreement.


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                   2. Amendment to Trust and Servicing Agreement.

                   (a) Section 1.01 is hereby amended by:

                           (i) deleting the definition of "Advance Factor" and
by replacing such definition with the following:

                                    Advance Factor: With respect to each Loan,
                           95%. The Loan Originator and Initial Class A
                           Certificateholder may agree to such lower Advance Factor as is specified in a supplemental writing with respect to a Loan.

                                    With respect to each Loan currently owned by
                           the Trust, the parties hereto agree that each Loan indicated thereon shall have a revised Advance Factor as set forth in Exhibit A.

                           (ii) deleting the definition of "LIBOR Margin" and by
replacing such definition with the following:

                                    LIBOR Margin: With respect to each day, the
                           percentage corresponding to the Weighted Average Purchase Value Factor as of such day, as set forth in the following table:

                                                                Weighted Average
                           LIBOR Margin:                  Purchase Value Factor:
                              1.50%                               <12%
                              1.00%                              = >12%

                           provided that the LIBOR Margin shall:

                           (a) increase by an additional 0.50% to the extent that the Value Shortfall Percentage is less than 8.00% as of such day; and

                           (b) increase by an additional 1.00% (in addition to the increase specified in clause (a) above) to the extent that the Value Shortfall Percentage is less than 5.00% as of such day or an Event of Default or the Clean-up Call Date shall have occurred.

                           (iii) deleting the last sentence of
"Overcollateralization Shortfall".

                           (iv) adding at the end of the definition of "Purchase
Value" the following two sentences:

                                    The aggregate Purchase Value of the Loans
                           shall be determined taking into consideration the aggregate Hedge Value (or any


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                           aggregate net negative value) of each Hedging
                           Instrument (as determined by the Market Value Agent in accordance with Section 8.03(c)) entered into by the Trust as of such Business Day. With the written consent of the Majority Certificateholders in their sole discretion, as of such Business Day, the aggregate Purchase Value shall be increased (but in no event to an amount greater than par value of all Loans) or decreased, as the case may be, by all or any portion of the aggregate Hedge Value or aggregate net negative value of all Hedging Instruments entered into by the Trust of such Business Day, as the Majority Certificateholders may, in their sole discretion, designate in writing.

                           (v) deleting the definition of "Value Shortfall" and
by replacing such definition with the following:

                                    Value Shortfall: With respect to any date of
                  determination, an amount equal to (x) the sum of (A) 10% less $1,000 of the aggregate Purchase Value (as specified below) of all Loans sold hereunder, plus (B) any amounts withdrawn from the Transfer Obligation Account for return to the Transfer Obligor pursuant to Section 7.05(i)(A) hereof since the Closing Date and prior to such Distribution Date, less (y) the sum of (i) the aggregate amount of payments actually made by the Transfer Obligor in respect of the Transfer Obligation pursuant to Section 7.06 and (ii) the aggregate amount of the Purchase Prices paid by the Loan Originator in respect of any Loan Originator Puts, since the Closing Date. The Purchase Value shall be based on the Advance Factor most recently agreed upon by the Initial Class A Certificateholder and the Loan Originator provided that the Advance Factor shall be as of the Transfer Date for all Loans sold to the Trust prior to December 29, 1998.

                           (vi) adding the definition of "Weighted Average
Purchase Value Factor" as follows:

                                    "Weighted Average Purchase Value Factor"
                           with respect to each day, a percentage equivalent of
                           (I) the sum of for each Loan of (a) the Market Value of all Loans as of such day less (b) the Class A Certificate Principal Balance as of such day divided by (II) the aggregate Principal Balance for all Loans as of such day. To the extent that clause (I) is negative for the aggregate of all Loans, the Weighted Average Purchase Value Factor shall be deemed zero. The computation of Market Value in clause (I) shall be adjusted, in the Majority Certificateholder's sole discretion, for the value of Hedge Instruments, as provided in the definition of Market Value.


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                   (b) Section 8.03(b) is hereby amended by adding the following immediately before the last sentence thereof:

                  The aggregate Market Value of the Loans shall be determined taking into consideration the aggregate Hedge Value (or any aggregate net negative value) of each Hedging Instrument (as determined by the Market Value Agent in accordance with
                  Section 8.03(c)) entered into by the Trust as of such Business Day. With the written consent of the Majority Certificateholders in their sole discretion, as of such Business Day, the aggregate Market Value shall be increased (but in no event to an amount greater than par value of all Loans) or decreased, as the case may be, by all or any portion of the aggregate Hedge Value or aggregate net negative value of all Hedging Instruments entered into by the Trust of such Business Day, as the Majority Certificateholders may, in their sole discretion, designate in writing.

                   (c) Section 15.05(j) is hereby amended by deleting the first sentence of current Section 15.05(j) and replacing such section with the following:

                  (j) on any day, the Market Value Agent shall have determined the aggregate Market Value of the Loans is less than 104% of the aggregate Class A Certificate Principal Balance. The computation of aggregate Market Value shall be adjusted, in the Majority Certificateholder's sole discretion, for the value of Hedge Instruments, as provided in the definition of Market Value.

                   (d) Section 16.05 is hereby amended by deleting the words "15 days" and inserting in its place "7 days".

                   2. Attorneys Fees. The Servicer agrees to pay as and when billed by the Initial Class A Certificateholder the reasonable fees, disbursements and expenses of counsel to the Initial Class A Certificateholder in connection with the amendments to the Basic Documents effected on the date hereof.

                   3. Full Force and Effect. Except as modified by this Amendment No. 2, the Trust and Servicing Agreement shall otherwise remain in full force and effect against any and all of the parties thereunder.

                   4. Governing Law. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

                   5. Counterparts. This Amendment No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.


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IN WITNESS WHEREOF the parties have executed this Amendment No. 2 as of the date first above written.

                                      FINOVA COMMERCIAL MORTGAGE LOAN OWNER
                                      TRUST 1998-1,

                                      By:  Wilmington Trust Company,
                                             not in its individual capacity
                                             but solely as Owner Trustee

                                      By:  /s/Rosemary Pantano
                                           ------------------------------------
                                           Name:  Rosemary Pantano
                                           Title:  Financial Services Officer

                                      FINOVA REALTY CAPITAL WAREHOUSE FUNDING,
                                      L.P.,
                                         as Depositor

                                      By:  FINOVA WAREHOUSE FUNDING INC.,
                                           as General Partner

                                      By:  /s/ Michael Bender
                                           ------------------------------------
                                           Name: Michael Bender
                                           Title:   Vice President

                                      FINOVA CAPITAL CORPORATION,
                                            as Loan Originator

                                      By:  /s/ Michael Bender
                                           ------------------------------------
                                           Name: Michael Bender
                                           Title:   Vice President

                                      FINOVA CAPITAL CORPORATION,
                                            as Transfer Obligor

                                      By:  /s/ Michael Bender
                                           ------------------------------------
                                           Name: Michael Bender
                                           Title:   Vice President


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                                      FINOVA CAPITAL CORPORATION,
                                            as Servicer

                                      By:  /s/ Michael Bender
                                           ------------------------------------
                                           Name: Michael Bender
                                           Title:   Vice President

                                      WILMINGTON TRUST COMPANY,
                                            as Owner Trustee

                                      By:  /s/ Rosemary Pantano
                                           ------------------------------------
                                           Name: Rosemary Pantano
                                           Title:  Financial Services Officer


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                                    EXHIBIT A